                                                                   EXHIBIT 10.16

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       WARRANT TO PURCHASE 140,000 SHARES
                             OF THE COMMON STOCK OF
                                NetIQ Corporation

EFFECTIVE DATE: March 31, 2002

EXPIRATION DATE: July 28, 2003

     This certifies that HEIDRICK & STRUGGLES, INC. or its permitted transferees or assigns (each individually, the "Holder") for the agreed upon value of $1.00 and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, shall be entitled to purchase from NETIQ CORPORATION, a Delaware corporation (the "Company"), having its principal place of business at 3553 North First Street, San Jose, CA 95134, a maximum of 140,000 fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price equal to $21.81 per share (the "Exercise Price") at any time, or from time to time, up to and including 5:00 p.m. Pacific time on the Expiration Date, upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed, a Form of Subscription in substantially the form attached hereto duly filled in and signed and, as applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, or the surrender of the right to acquire the number of shares of Common Stock determined in accordance with Section 1.2. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     The Warrant is being issued pursuant to the Agreement between the Company and the Holder dated as of May 9, 2001 and revised as of May 17, 2001 (the "Agreement"). This Warrant represents the complete understanding between the Company and Heidrick & Struggles, Inc. with respect to the warrant contemplated in the Agreement and satisfies in full the Company's obligation to issue a warrant under the Agreement.

     This Warrant is subject to the following terms and conditions:

     1.   EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

     1.1 General. This Warrant is exercisable at the option of the holder of record hereof at any time or from time to time up to the Expiration Date for all or any number of the shares of Common Stock (but not for a fraction of a share), which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, the completed and executed Form of Subscription and appropriate payment for such shares shall have each been delivered to the Company at its principal place of business. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event within 10 business days of such exercise. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name designated by such Holder.

     1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect a "Net Issue Exercise" pursuant to which it will receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
            --------
               A

     Where X = the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such exercise)

         A = the fair market value of one share of the Company's Common Stock (at the date of such exercise)

         B = Exercise Price (as adjusted to the date of such exercise).

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there is a public market for the Company's Common Stock, the fair market value per share shall be the average of the closing prices of the Company's Common Stock quoted on the Nasdaq National Market (or similar system) or on any exchange on which the Common Stock is listed, whichever is applicable, over the five (5) trading day period ending on the trading day immediately preceding the day the Warrant is being exercised.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities and other equity purchase rights then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation (the "Company Charter").

     3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

         3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares (by reverse stock split or otherwise), the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         3.2 Dividends in Common Stock, Other Stock, Property,
Reclassification. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

             (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

             (b) any cash paid or payable otherwise than as a cash dividend, or

             (c) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then, and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) and clause (c) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property. Notwithstanding the foregoing, in the case of distributions (or deemed distributions) of securities or other property described in the previous sentence other than Common Stock or additional stock of the Company, or, in either case rights with respect thereto, the Company may, in lieu of the additional entitlement described in the previous sentence, entitle the Holder of this Warrant to receive, upon the exercise of this Warrant and without payment of any additional consideration therefor, the equivalent value thereof in cash (as determined by the Company's Board of Directors).

     3.3 Reorganization, Consolidation, Merger or Sale. If any recapitalization or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Prior to the consummation of any such Organic Change, the successor entity (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. Notwithstanding the foregoing or any other provision of this Warrant, if any recapitalization or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive assets or property other than stock (an "Organic Non-Stock Change"), this Warrant shall, if possible, automatically net issue exercise in accordance with
Section 1.2 immediately prior to the occurrence of such Organic Non-Stock Change or, if net issue exercise in accordance with Section 1.2 is not possible, then this Warrant shall expire immediately prior to the occurrence of such Organic Non-Stock Change.

         3.4 Notices of Change.

             (a) Immediately upon any adjustment in the number or class of shares subject to this Warrant and/or of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

             (b) The Company shall give written notice to the Holder at least
10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

             (c) The Company shall also give written notice to the Holder at least 30 business days prior to the date on which an Organic Change shall take place.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. WARRANTS TRANSFERABLE. This Warrant and all rights hereunder are non-transferable; provided, however, that the holder may transfer this Warrant and the rights hereunder, in part or whole, to an affiliate or an employee of Heidrick & Struggles, Inc. and any such affiliate or employee transferee may transfer this Warrant to Heidrick & Struggles, Inc.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

     9.  FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

             (a) Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant is not inconsistent with the Company Charter or Bylaws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

             (b) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

             (c) Exempt Transaction. Subject to the accuracy of the Holders representations in Section 10 hereof, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     10. REPRESENTATIONS AND COVENANTS OF THE HOLDER.

     This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

             (a) Investment Purpose. The Warrant and the Common Stock issuable upon exercise of the Warrant will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption pursuant to the 1933 Act.

             (b) Private Issue. The Holder understands (i) that the Warrant and the Common Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof pursuant to Section 4(2) of the 1933 Act and any applicable state securities laws, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

             (c) Disposition of Holders Rights. In no event will the Holder make a disposition of the Warrant or the Common Stock issuable upon exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or
(B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

             (d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

             (e) Risk of No Registration. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the Warrant, or (ii) the Common Stock issuable upon exercise of the Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the Warrant or the Common Stock issuable upon exercise of the Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

             (f) Accredited Investor. Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the 1933 Act, as presently in effect.

     11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be amended or waived only by an instrument in writing signed, in the case of an amendment, by the Holder and the Company or in the case of waiver, by the party against which enforcement of the same is sought.

     12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by an established overnight service provider (e.g., Federal Express), or registered or certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other in accordance with this Section.

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     13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     14. DESCRIPTIVE HEADINGS. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     15. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to principles of conflicts of laws.

     16. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

     18. RESTRICTIVE LEGEND. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to applicable law.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized.

                                      NETIQ CORPORATION

                                      a Delaware corporation

                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

ATTEST:


-------------------------------------
Name:
Title:  Secretary

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                                    EXHIBIT A

                                SUBSCRIPTION FORM


                                                 Date: _________________, 200___

NetIQ Corporation
3553 North First Street
San Jose, CA 95134

Attn:  President

Ladies and Gentlemen:

|_| The undersigned hereby elects to exercise the warrant issued to it by NetIQ Corporation (the "Company") and dated January 25, 2002 (the "Warrant") and to purchase thereunder __________________________________ shares of the
     Common Stock of the Company (the "Shares") at a purchase price of ___________________________________________ Dollars ($__________) per Share
     or an aggregate purchase price of __________________________________
     Dollars ($__________) (the "Exercise Price"). Pursuant to the terms of the Warrant the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.

|_| The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section
     1.2 of the Warrant.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           Name:
                                ---------------------------------

                           Address:
                                   ------------------------------


                           --------------------------------------



                                                 Very truly yours,


                                                 -------------------------------

                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------